UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

FORM N-Q

JULY 31, 2014

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 55.1%
Australia - 2.9%
Queensland Treasury Corp., Senior Notes	5.750%	7/22/24	34,220,000	AUD	$36,283,766

Brazil - 4.9%
Federative Republic of Brazil, Notes	10.000%	1/1/21	15,660,000	BRL	6,361,518
Federative Republic of Brazil, Notes	10.000%	1/1/23	135,065,000	BRL	53,930,391

Total Brazil					60,291,909

Hungary - 3.8%
Hungary Government Bond, Bonds	5.500%	2/12/16	9,350,000,000	HUF	41,747,019
Hungary Government Bond, Bonds	7.500%	11/12/20	328,460,000	HUF	1,655,717
Hungary Government Bond, Bonds	6.000%	11/24/23	600,000,000	HUF	2,823,831

Total Hungary					46,226,567

Indonesia - 3.7%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	90,600,000,000	IDR	8,009,423
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	248,800,000,000	IDR	22,392,537
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	50,800,000,000	IDR	4,271,544
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	134,800,000,000	IDR	11,497,733

Total Indonesia					46,171,237

Italy - 3.9%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	29,520,000	EUR	47,564,959	(a)

Malaysia - 2.0%
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	25,510,000	MYR	8,124,288
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	54,540,000	MYR	16,567,788

Total Malaysia					24,692,076

Mexico - 14.0%
United Mexican States, Bonds	6.000%	6/18/15	171,490,000	MXN	13,294,055
United Mexican States, Bonds	8.500%	5/31/29	412,530,000	MXN	37,581,265
United Mexican States, Bonds	8.500%	11/18/38	577,220,000	MXN	52,358,963
United Mexican States, Bonds	7.750%	11/13/42	818,300,000	MXN	68,725,934

Total Mexico					171,960,217

New Zealand - 3.2%
Government of New Zealand, Senior Bonds	6.000%	5/15/21	41,475,000	NZD	38,987,443	(c)

Poland - 4.2%
Republic of Poland, Bonds	5.250%	10/25/20	75,460,000	PLN	27,126,713
Republic of Poland, Bonds	4.000%	10/25/23	74,080,000	PLN	24,831,033

Total Poland					51,957,746

Portugal - 3.1%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	958,740	EUR	1,353,742	(a)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	25,190,000	EUR	37,429,580	(a)

Total Portugal					38,783,322

South Africa - 3.5%
Republic of South Africa, Bonds	6.750%	3/31/21	121,910,000	ZAR	10,722,464
Republic of South Africa, Bonds	6.500%	2/28/41	461,665,000	ZAR	32,267,899

Total South Africa					42,990,363

South Korea - 4.5%
Republic of Korea, Senior Bonds	5.750%	9/10/18	37,483,500,000	KRW	40,739,825
Republic of Korea, Senior Bonds	3.375%	9/10/23	14,458,300,000	KRW	14,438,776

Total South Korea					55,178,601

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Turkey - 1.4%
Republic of Turkey, Bonds	6.500%	1/7/15	36,890,000	TRY	$17,105,611

TOTAL SOVEREIGN BONDS (Cost - $662,765,445)					678,193,817

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	281,844		288,787
Fondo de Titulizacion de Activos UCL, 2016 A2	0.392%	6/16/49	3,849,544	EUR	4,590,171	(a)(b)
Grifonas Finance PLC, 2001 A	0.667%	8/28/39	3,765,912	EUR	4,314,043	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.356%	3/22/44	13,995,418	EUR	16,574,026	(a)(b)
MASTR Resecuritization Trust, 2008-4 A1	6.000%	6/27/36	74,607		65,155	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A6 2A2	0.435%	8/25/35	1,221,814		1,213,250	(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.448%	2/26/49	17,176,186	EUR	21,095,647	(a)(b)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.359%	12/28/50	6,556,309	EUR	8,342,899	(a)(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $56,349,184)					56,483,978

CORPORATE BONDS & NOTES - 20.3%
CONSUMER DISCRETIONARY - 1.5%
Automobiles - 1.5%
Ford Motor Credit Co. LLC, Senior Notes	1.013%	1/17/17	18,245,000		18,368,920	(b)

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Petrobras Global Finance BV, Senior Notes	2.592%	3/17/17	16,615,000		16,801,919	(b)

FINANCIALS - 16.3%
Banks - 11.9%
ABN AMRO Bank NV, Senior Notes	1.035%	10/28/16	10,735,000		10,829,039	(b)(c)
ANZ New Zealand International Ltd., Senior Notes	0.755%	4/27/17	4,000,000		4,008,620	(b)(c)
Banco Santander Chile, Senior Notes	1.134%	4/11/17	8,800,000		8,799,842	(b)(c)
Bank of America Corp., Senior Notes	1.274%	1/15/19	9,335,000		9,477,107	(b)
Barclays Bank PLC, Senior Notes	0.771%	12/9/16	14,510,000		14,543,721	(b)
Citigroup Inc., Senior Bonds	0.770%	3/10/17	17,110,000		17,132,003	(b)
Commonwealth Bank of Australia, Senior Notes	0.731%	9/20/16	10,415,000		10,474,563	(b)(c)
DBS Bank Ltd., Junior Subordinated Notes	0.844%	7/15/21	10,755,000		10,539,900	(b)(c)
Fifth Third Bancorp, Bonds	0.651%	12/20/16	2,175,000		2,160,177	(b)
HBOS PLC, Subordinated Notes	0.930%	9/6/17	11,075,000		10,991,937	(a)(b)
JPMorgan Chase & Co., Subordinated Notes	0.945%	3/31/16	15,100,000		15,066,267	(b)
Royal Bank of Scotland Group PLC, Senior Notes	1.174%	3/31/17	9,030,000		9,091,323	(b)
Shinhan Bank, Senior Notes	0.883%	4/8/17	20,150,000		20,208,294	(b)(c)
Wachovia Corp., Subordinated Notes	0.576%	10/28/15	2,721,000		2,721,903	(b)

Total Banks					146,044,696

Capital Markets - 4.4%
Goldman Sachs Group Inc., Senior Notes	1.324%	11/15/18	7,715,000		7,840,986	(b)
Macquarie Group Ltd., Senior Notes	1.237%	1/31/17	9,520,000		9,531,643	(b)(c)
Morgan Stanley, Senior Notes	7.600%	8/8/17	1,368,000	NZD	1,230,813
Morgan Stanley, Senior Notes	1.514%	4/25/18	35,225,000		36,131,234	(b)

Total Capital Markets					54,734,676

TOTAL FINANCIALS					200,779,372

HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
HealthSouth Corp., Senior Notes	7.250%	10/1/18	8,244,000		8,532,540

MATERIALS - 0.2%
Metals & Mining - 0.2%
ArcelorMittal, Senior Bonds	9.500%	2/15/15	1,309,000		1,356,779
ArcelorMittal, Senior Notes	4.250%	8/5/15	1,358,000		1,381,765

TOTAL MATERIALS					2,738,544

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Verizon Communications Inc., Senior Notes	1.002%	6/17/19	3,325,000	$3,371,038	(b)

TOTAL CORPORATE BONDS & NOTES (Cost - $249,421,876)				250,592,333

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.1%
U.S. Government Obligations - 15.1%
U.S. Treasury Bonds	2.875%	5/15/43	20,945,000	19,243,219
U.S. Treasury Notes	0.070%	1/31/16	166,170,000	166,147,234	(b)

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $184,235,262)				185,390,453

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,152,771,767)				1,170,660,581

SHORT-TERM INVESTMENTS - 3.5%
Underlying Fund Investments - 2.8%
State Street Institutional Liquid Reserves Fund (Cost - $35,469,903)	0.072%		35,469,903	35,469,903

U.S. Government Obligations - 0.7%
U.S. Treasury Notes (Cost - $8,389,107)	0.070%	1/31/16	8,390,000	8,389,107	(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $43,859,010)				43,859,010

TOTAL INVESTMENTS - 98.6% (Cost - $1,196,630,777#)				1,214,519,591
Other Assets in Excess of Liabilities - 1.4%				16,924,362

TOTAL NET ASSETS - 100.0%				$1,231,443,953

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

Summary of Investments by Country**
United States	25.5%
Mexico	14.2
Brazil	6.4
South Korea	6.2
Australia	4.6
Poland	4.3
Spain	4.2
Italy	3.9
Hungary	3.8
Indonesia	3.8
New Zealand	3.5
South Africa	3.5
United Kingdom	3.2
Portugal	3.2
Malaysia	2.0
Turkey	1.4
Netherlands	0.9
Singapore	0.9
Chile	0.7
Luxembourg	0.2
Short-Term Investments	3.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$678,193,817	—	$678,193,817
Collateralized mortgage obligations	—	56,483,978	—	56,483,978
Corporate bonds & notes	—	250,592,333	—	250,592,333
U.S. government & agency obligations	—	185,390,453	—	185,390,453

Total long-term investments	—	$1,170,660,581	—	$1,170,660,581

Short-term investments†	$35,469,903	8,389,107	—	43,859,010

Total investments	$35,469,903	$1,179,049,688	—	$1,214,519,591

Other financial instruments:
Forward foreign currency contracts	—	$17,129,151	—	$17,129,151

Total	$35,469,903	$1,196,178,839	—	$1,231,648,742

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$7,304,203	—	—	$7,304,203
Forward foreign currency contracts	—	$3,564,300	—	3,564,300

Total	$7,304,203	$3,564,300	$—	$10,868,503

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related

Notes to Schedule of Investments (unaudited) (continued)

contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $3,564,300. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$26,503,664
Gross unrealized depreciation	(8,614,850)

Net unrealized appreciation	$17,888,814

At July 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro Bund	973	9/14	$188,694,820	$192,815,554	$(4,120,734)
Euro-OAT	563	9/14	103,928,548	107,112,017	(3,183,469)

Net unrealized depreciation on open futures contracts					$(7,304,203)

At July 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Czech Koruna	Barclays Bank PLC	1,114,800,000	$53,941,751	8/5/14	$8,514
Euro	HSBC Bank USA, N.A.	3,020,000	4,043,970	8/7/14	(93,569)
Australian Dollar	Barclays Bank PLC	2,160,000	2,006,315	8/12/14	22,364
Australian Dollar	Citibank N.A.	33,250,000	30,884,253	8/12/14	(127,357)
Australian Dollar	HSBC Bank USA, N.A.	5,010,000	4,653,537	8/12/14	(45,041)
Australian Dollar	HSBC Bank USA, N.A.	1,920,000	1,783,391	8/12/14	2,303
Australian Dollar	Morgan Stanley & Co. Inc.	44,200,000	41,055,157	8/12/14	74,243
Australian Dollar	Morgan Stanley & Co. Inc.	2,830,000	2,628,645	8/12/14	22,653
Indian Rupee	JPMorgan Chase	188,000,000	3,099,056	8/14/14	(16,622)
Chilean Peso	HSBC Bank USA, N.A.	6,193,000,000	10,783,070	9/10/14	(342,413)
Indian Rupee	Barclays Bank PLC	3,061,000,000	50,059,795	9/17/14	(945,821)
Indian Rupee	Barclays Bank PLC	246,000,000	4,023,100	9/17/14	(13,657)
Indian Rupee	Barclays Bank PLC	217,000,000	3,548,832	9/17/14	(24,949)
Chilean Peso	HSBC Bank USA, N.A.	7,448,000,000	12,950,425	9/26/14	(402,031)
Chilean Peso	HSBC Bank USA, N.A.	8,989,000,000	15,610,417	10/10/14	(491,688)
Chilean Peso	HSBC Bank USA, N.A.	5,808,000,000	10,086,250	10/10/14	(79,148)
Chilean Peso	HSBC Bank USA, N.A.	38,633,000,000	66,999,585	10/24/14	(966,005)

					(3,418,224)

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Czech Koruna	Barclays Bank PLC	35,100,000	$1,698,381	8/5/14	$82,174
Czech Koruna	Barclays Bank PLC	64,300,000	3,111,280	8/5/14	52,094
Czech Koruna	Barclays Bank PLC	66,800,000	3,232,247	8/5/14	71,823
Czech Koruna	Barclays Bank PLC	70,200,000	3,396,763	8/5/14	135,757
Czech Koruna	Barclays Bank PLC	878,400,000	42,503,080	8/5/14	1,748,029
Euro	Citibank N.A.	5,970,000	7,994,205	8/7/14	285,821
Euro	Citibank N.A.	125,350,000	167,851,518	8/7/14	5,382,182
Euro	HSBC Bank USA, N.A.	4,240,000	5,677,626	8/7/14	102,808
Euro	HSBC Bank USA, N.A.	6,490,000	8,690,517	8/7/14	207,110
Euro	JPMorgan Chase	5,100,000	6,829,220	8/7/14	211,881
Euro	JPMorgan Chase	12,100,000	16,202,659	8/7/14	578,952
Euro	JPMorgan Chase	12,810,000	17,153,394	8/7/14	595,501
Euro	National Australia Bank Ltd.	2,000,000	2,678,126	8/7/14	47,602
Euro	UBS AG	4,460,000	5,972,220	8/7/14	233,023
Euro	JPMorgan Chase	11,010,000	14,743,912	8/25/14	134,672
Japanese Yen	Citibank N.A.	31,210,000,000	303,471,398	9/9/14	1,016,407
Japanese Yen	JPMorgan Chase	2,200,000,000	21,391,768	9/9/14	313,561
Japanese Yen	Morgan Stanley & Co. Inc.	840,000,000	8,167,766	9/9/14	34,657
New Zealand Dollar	Citibank N.A.	173,930,000	147,093,398	9/19/14	2,660,332
New Zealand Dollar	JPMorgan Chase	13,240,000	11,197,129	9/19/14	225,469
Swiss Franc	Citibank N.A.	156,370,000	172,172,320	10/24/14	2,153,210
Polish Zloty	Citibank N.A.	156,410,000	49,865,099	10/27/14	726,009
Czech Koruna	Barclays Bank PLC	1,114,800,000	53,989,056	11/5/14	(15,999)

					16,983,075

Net unrealized appreciation on open forward foreign currency contracts					$13,564,851

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(7,304,203)	—	—	$(7,304,203)
Foreign Exchange Risk	—	$17,129,151	$(3,564,300)	13,564,851

Total	$(7,304,203)	$17,129,151	$(3,564,300)	$6,260,648

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$273,875,430
Forward foreign currency contracts (to buy)	220,309,367
Forward foreign currency contracts (to sell)	834,508,521

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014